UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting and Insurance Management Agreement

On November 12, 2013, Blue Capital Reinsurance Holdings Ltd. (“Blue Capital Reinsurance Holdings”) and Blue Capital Re Ltd., a wholly owned subsidiary of Blue Capital Reinsurance Holdings (“Blue Capital Re”), entered into an Underwriting and Insurance Management Agreement (the “Underwriting and Insurance Management Agreement”) with Blue Capital Insurance Managers Ltd. (the “Reinsurance Manager”), a wholly owned subsidiary of Montpelier Re Holdings Ltd. (the “Company”) .  Subject to Blue Capital Reinsurance Holdings’s underwriting guidelines (the “Underwriting Guidelines”), the terms of the Underwriting and Insurance Management Agreement and the oversight of Blue Capital Reinsurance Holdings’s board of directors and the board of directors of each of Blue Capital Reinsurance Holdings’s subsidiaries, the Reinsurance Manager will provide, or may delegate the provision of, underwriting, risk management, claims management, ceded retrocession agreements management, actuarial and accounting services to Blue Capital Re.

The Underwriting and Insurance Management Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either Blue Capital Reinsurance Holdings or the Reinsurance Manager may choose not to renew the Underwriting and Insurance Management Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Underwriting and Insurance Management Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up or material breach of contract by either party.  The Underwriting and Insurance Management Agreement may also be terminated by the Reinsurance Manager on a shorter period of notice if Blue Capital Reinsurance Holdings experiences a change of control.  Upon any termination or non-renewal of the Underwriting and Insurance Management Agreement (other than for a material breach by, or the insolvency of, the Reinsurance Manager), Blue Capital Reinsurance Holdings will pay a one-time termination fee to the Reinsurance Manager equal to 5% of Blue Capital Reinsurance Holdings’s GAAP shareholders’ equity, calculated as of the most recently completed fiscal quarter prior to the date of termination.  If the Investment Management Agreement (as defined below) is also terminated in accordance with its terms, the termination fee will only be payable once.  Under the terms of the Underwriting and Insurance Management Agreement, Blue Capital Reinsurance Holdings will reimburse the Reinsurance Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement. During the term of the Underwriting and Insurance Management Agreement, the Company may not enter into any comparable agreement.

Under the terms of the Underwriting and Insurance Management Agreement, the Reinsurance Manager  generally must indemnify Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by the Reinsurance Manager or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Underwriting and Insurance Management Agreement of Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, successors and permitted assigns.

The Reinsurance Manager will be entitled to a quarterly fee (the “Performance Fee”) calculated and payable in arrears in cash each fiscal quarter (or part thereof) that the Underwriting and Insurance Management Agreement is in effect.  The Performance Fee will be an amount, not less than zero, equal to the product of (1) 20% and (2) the difference between (A) Blue Capital Reinsurance Holdings’s pre-tax, pre-Performance Fee GAAP net income available to common shareholders excluding any non-cash compensation expense, unrealized gains and losses and other non-cash items recorded in net income for the then current quarter and (B) a hurdle amount calculated as the product of (i) the weighted average of the issue price per common share, par value $1.00 per share, of Blue Capital Reinsurance Holdings (the “Common Shares”) pursuant to each of Blue Capital Reinsurance Holdings’s public or private offerings of Common Shares since Blue Capital Reinsurance Holdings’s inception multiplied by the weighted average number of all Common Shares outstanding (including any restricted share units, any restricted common shares and other Common Shares underlying awards granted under Blue Capital Reinsurance Holdings’s equity incentive plans), as further reduced by the amount, if any, by which Blue Capital Reinsurance Holdings’s inception-to-date dividends to common shareholders exceeds Blue Capital Reinsurance Holdings’s inception-to-date GAAP net income available to common shareholders, and (ii) 2% (equivalent to an 8% annualized hurdle rate); provided, however, that the Performance Fee is subject to a rolling three-year high water mark (except that for periods prior to the completion of the three-year period following the Initial Public Offering, the high water mark calculation will be done over the inception-to-date period).

The foregoing description of the Underwriting and Insurance Management Agreement is qualified in its entirety by reference to the Underwriting and Insurance Management Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Investment Management Agreement

On November 12, 2013, Blue Capital Reinsurance Holdings entered into an Investment Management Agreement (the “Investment Management Agreement”) with Blue Capital Management Ltd., a wholly owned subsidiary of the Company (the “Investment Manager”), pursuant to which the Investment Manager will provide Blue Capital Reinsurance Holdings with investment management and other services. The Investment Manager will have full discretionary authority, including the delegation of the provision of its services, to manage Blue Capital Reinsurance Holdings’s assets, subject to the Underwriting Guidelines, the terms of the Investment Management Agreement and the oversight of Blue Capital Reinsurance Holdings’s board of directors and the board of directors of each of Blue Capital Reinsurance Holdings’s subsidiaries.

The Investment Management Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either party may choose not to renew the Investment Management Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Investment Management Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up of, or material breach of contract by, either party.  The Investment Management Agreement may also be terminated by the Investment Manager upon a shorter period of notice if Blue Capital Reinsurance Holdings experiences a change of control.  Upon any termination or non-renewal of the Investment Management Agreement (other than for a material breach by, or the insolvency of, the Investment Manager), Blue Capital Reinsurance Holdings will pay a one-time termination fee to the Investment Manager equal to 5% of Blue Capital Reinsurance Holdings’s GAAP shareholders’ equity, calculated as of the most recently completed fiscal quarter prior to the date of termination.  If the Underwriting and Insurance Management Agreement is also terminated in accordance with its terms, the termination fee will only be payable once. Under the terms of the Investment Management Agreement Blue Capital Reinsurance Holdings will reimburse the Investment Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement.  During the term of the Investment Management Agreement, Blue Capital Reinsurance Holdings may not enter into any comparable agreement.

Under the terms of the Investment Management Agreement, the Investment Manager  generally must indemnify Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by the Investment Manager or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Investment Management Agreement of Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of Blue Capital Reinsurance Holdings and its subsidiaries and their affiliates, directors, officers, employees, successors and permitted assigns.

The Investment Manager will be entitled to a management fee (the “Management Fee”) of 1.5% of Blue Capital Reinsurance Holdings’s average total shareholders’ equity per annum, calculated and payable in arrears in cash each calendar quarter (or part thereof) that the Investment Management Agreement is in effect.  For purposes of calculating the Management Fee, Blue Capital Reinsurance Holdings’s total shareholders’ equity means: (1) the net proceeds from all issuances of Blue Capital Reinsurance Holdings’s equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (2) Blue Capital Reinsurance Holdings’s retained earnings as of the end of the most recently completed calendar quarter (without taking into account any non-cash compensation expense incurred in current or prior periods), minus (3) any amount that Blue Capital Reinsurance Holdings may have paid to repurchase Common Shares on a cumulative basis since inception.  It also excludes (x) any unrealized gains and losses and other non-cash items that have impacted shareholders’ equity as reported in Blue Capital Reinsurance Holdings’s financial statements prepared in accordance with GAAP (other than unrealized gains and losses and other non-cash items relating to insurance-linked instruments) and (y) one-time events pursuant to changes in GAAP, in each case after discussions between the Investment Manager and Blue Capital Reinsurance Holdings’s independent directors and approval by both a majority of Blue Capital Reinsurance Holdings’s independent directors and the Investment Manager for all such adjustments.

As a result, Blue Capital Reinsurance Holdings’s shareholders’ equity, for purposes of calculating the Management Fee, could be greater or less than the amount of shareholders’ equity shown on Blue Capital Reinsurance Holdings’s financial statements.

The foregoing description of the Investment Management Agreement is qualified in its entirety by reference to the Investment Management Agreement, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Administrative Services Agreement

On November 12, 2013, Blue Capital Reinsurance Holdings entered into an Administrative Services Agreement with the Investment Manager (the “Administrative Services Agreement”).  Subject to the terms of the Administrative Services Agreement and the oversight of Blue Capital Reinsurance Holdings’s board of directors and the board of directors of each of Blue Capital Reinsurance Holdings’s subsidiaries, the Investment Manager will provide, or may delegate the provision of, various support services, including the services of Blue Capital Reinsurance Holdings’s Chief Executive Officer, Mr. William Pollett, and Blue Capital Reinsurance Holdings’s interim Chief Financial Officer, Mr. Michael S. Paquette.  The Investment Manager has the right to sub-contract the provision of these services (other than the services of Blue Capital Reinsurance Holdings’s Chief Executive Officer and Blue Capital Reinsurance Holdings’s interim Chief Financial Officer) to a third party.

The Administrative Services Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either party may choose not to renew the Administrative Services Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Administrative Services Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up of or material breach of contract by any party.  The Administrative Services Agreement may also be terminated by the Investment Manager on a shorter period of notice if Blue Capital Reinsurance Holdings experiences a change of control.  There are no fees payable under the terms of the Administrative Services Agreement other than that Blue Capital Reinsurance Holdings will reimburse the Investment Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement.  During the term of the Administrative Services Agreement, Blue Capital Reinsurance Holdings may not enter into any comparable agreement.

Under the terms of the Administrative Services Agreement, Blue Capital Reinsurance Holdings generally must indemnify the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by Blue Capital Reinsurance Holdings or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Administrative Services Agreement of the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of the Investment Manager.

The foregoing description of the Administrative Services Agreement is qualified in its entirety by reference to the Administrative Services Agreement, which is filed as Exhibit 10.3 and is incorporated herein by reference.

Trademark License Agreement

On November 12, 2013, the Company entered into a trademark license agreement (the “Trademark License Agreement”) with Blue Capital Reinsurance Holdings.  Pursuant to the terms of the Trademark License Agreement, the Company will grant a royalty-free license of the “Blue Capital” trademark to Blue Capital Reinsurance Holdings.  The foregoing description of the Trademark License Agreement is qualified in its entirety by reference to the Trademark License Agreement, which is filed as Exhibit 10.4 and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On November 5, 2013, Blue Capital Reinsurance Holdings entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which Blue Capital Reinsurance Holdings agreed to issue and sell to the Underwriters an aggregate of 6,250,000 Common Shares in an initial public offering (the “Initial Public Offering”) at the Initial Public Offering price of $20.00 per share, less the underwriting discount.  Pursuant to the Underwriting Agreement, Blue Capital Reinsurance Holdings has also granted the Underwriters a 30-day option to purchase up to 937,500 additional Common Shares at the Initial Public Offering price of $20.00 per share, less the underwriting discount, for the purpose of covering sales of Common Shares by the Underwriters in excess of the number of Common Shares being offered, if any.  The Company has separately agreed to reimburse Blue Capital Reinsurance Holdings for the underwriting discounts payable in connection with the Initial Public Offering and any exercise of the Underwriters’ 30-day option to purchase up to 937,500 additional Common Shares.

On November 12, 2013, Blue Capital Reinsurance Holdings entered into a Shareholder and Registration Rights Agreement with Montpelier Reinsurance Ltd., a wholly owned subsidiary of the Company, pursuant to which Blue Capital Reinsurance Holdings issued and sold an aggregate of 2,500,000 Common Shares to Montpelier Reinsurance Ltd. in a concurrent private placement at the Initial Public Offering price of $20.00 per share.

On November 12, 2013, Blue Capital Reinsurance Holdings closed the Initial Public Offering of 6,250,000 Common Shares and the concurrent private placement of 2,500,000 Common Shares to Montpelier Reinsurance Ltd.

ITEM 9.01— FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description
10.1	Underwriting and Insurance Management Agreement dated November 12, 2013, among Blue Capital Reinsurance Holdings Ltd., Blue Capital Re Ltd. and Blue Capital Insurance Managers Ltd.

10.2	Investment Management Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.3	Administrative Services Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.4	Trademark License Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Re Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTPELIER RE HOLDINGS LTD.

	By:	/s/ Jonathan B. Kim
Name: Jonathan B. Kim
Title: General Counsel and Secretary

Date: November 12, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Underwriting and Insurance Management Agreement dated November 12, 2013, among Blue Capital Reinsurance Holdings Ltd., Blue Capital Re Ltd. and Blue Capital Insurance Managers Ltd.

10.2	Investment Management Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.3	Administrative Services Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.4	Trademark License Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Re Holdings Ltd.